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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Centene Corporation:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-83190.


                                                 /s/ ARTHUR ANDERSEN LLP

St. Louis, Missouri
March 26, 2002





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